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                                                                    EXHIIT 10.10


                                   AMENDMENT B

         WHEREAS Physiometrix Inc. ("Physiometrix") and Baxter Healthcare Corporation ("Baxter") entered into a STRATEGIC ALLIANCE AND EXCLUSIVE DISTRIBUTION AGREEMENT ("Agreement") dated May 31st 2000, which was amended by AMENDMENT A signed October 17, 2000 and both Physiometrix and Baxter wish to further amend the Agreement, the parties agree to amend such Agreement as follows:

         In line 1 of Section 11.3 of the Agreement, "To" shall be changed to -- Starting in the calendar quarter beginning October 1st 2001, to --;

and,
         In line 4 of Section 11.3 of the Agreement (as amended by AMENDMENT A), "October 1st 2000" shall be changed to -- October 1st 2001 --.

         In witness whereof, the parties hereto have caused this Amendment to be executed, in duplicate, by their duly authorized officers on the dates set forth below.


Baxter Healthcare Corporation                Physiometrix Inc.

By:                                          By:
   --------------------------------             -------------------------------
       David C. McKee                                Signature

Title: Corporate Vice President and          Title:
       Deputy General Counsel                       ---------------------------

Date:                                        Date:
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